AMENDMENT TO MANAGEMENT AGREEMENT



     Amendment dated March 27, 1996 (the "Amendment") to Management Agreement made as of October 15, 1984 (the "Management Agreement") between ML Technology Ventures, L.P. (the "Partnership") and Merrill Lynch R&D Management Inc. (the "Management Company").


                                                W I T N E S S E T H:


         WHEREAS, the Partnership and the Management Company have previously entered into the Management Agreement, pursuant to which the Management Company agreed to furnish certain services to the Partnership; and

         WHEREAS, the Partnership and the Management Company desire to reduce the compensation to be paid to the Management Company under the Management Agreement;

         NOW, THEREFORE, the parties to the Agreement hereby agree as follows:

     1. Article III of the Management Agreement is hereby revised to provide in its entirety as follows:


                                                     ARTICLE III

                                       Compensation of the Management Company

                  For the services rendered, the facilities furnished and the expenses assumed by the Management Company, the Partnership shall pay to the Management Company an annual fee of $200,000.00. Such fee is payable quarterly in arrears.



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     2. This Amendment is effective  with respect to fees accruing  beginning on
January 1, 1996.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                         ML TECHNOLOGY VENTURES, L.P.
                                            By ML R&D CO., L.P.
                                            General Partner
                                            By MERRILL LYNCH R&D MANAGEMENT INC.
                                            General Partner


                                            By: /s/    Robert F. Aufenanger
                                                Robert F. Aufenanger
                                                Executive Vice-President



                                         MERRILL LYNCH R&D MANAGEMENT INC.


                                            By: /s/    Robert F. Aufenanger
                                                Robert F. Aufenanger
                                                Executive Vice-President